Exhibit 10.46

AMENDMENT TO THE
1997 INCENTIVE PLAN
OF
BRIGHAM EXPLORATION COMPANY

This Amendment to the 1997 Incentive Plan of Brigham Exploration Company (the “Amendment”) is made effective as of March 9, 2010, by Brigham Exploration Company (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company established the 1997 Incentive Plan of Brigham Exploration Company (the “Plan”) effective as of February 26, 1997;

WHEREAS, the Plan has been amended from time to time; and

WHEREAS, the Company now desires to amend the Plan to require stockholder approval of the repricing of certain Awards granted under the Plan;

NOW, THEREFORE, pursuant to the authority reserved in Section 12, the Plan is amended as follows:

1. Section 12 of the Plan is hereby amended by the addition of the following to the end thereof:

Notwithstanding the foregoing provisions of this Section 12, the Board may not amend or modify, without the approval of the stockholders of the Company, any provision of the Plan to permit the “repricing” of Options or SARs in contravention of Section 21 of the Plan.

2. The Plan is hereby amended by the addition of the following as Section 21:

21. Repricing. Notwithstanding any provision of the Plan to the contrary, the Committee shall not, without the approval of the stockholders of the Company or except as otherwise provided in Section 14, (i) amend or modify any outstanding Award to reduce the exercise price of an Option or SAR granted hereunder, or (ii) accept the surrender or cancellation of any Options or any SARs outstanding hereunder (to the extent not theretofore exercised) and grant new Options or SARs hereunder in substitution therefor (to the extent not theretofore exercised) at any exercise price that is less than the exercise price of the Options or SARs surrendered or cancelled.

3. Except as otherwise specifically set forth herein, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by its duly authorized officer as of the day and year first written above.

BRIGHAM EXPLORATION COMPANY

By: /s/ Ben M. Brigham

Name: Ben M. Brigham
Title: CEO / President

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